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                                                                    EXHIBIT 99.1



                             JOINT FILING AGREEMENT
                             ----------------------

            In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common shares, without nominal or par value, of Kinross Gold Corporation, a corporation organized pursuant to the laws of the Province of Ontario, Canada, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 10th day of June 1998.



                                    CYPRUS AMAX MINERALS COMPANY


                                    By:  /s/  Philip C. Wolf
                                       Name:  Philip C. Wolf
                                       Title: Senior Vice President


                                    AMAX ENERGY, INC.


                                    By:  /s/  Philip C. Wolf
                                       Name:  Philip C. Wolf
                                       Title: Senior Vice President


                                    CYPRUS GOLD COMPANY


                                    By:  /s/  Philip C. Wolf
                                       Name:  Philip C. Wolf
                                       Title: Senior Vice President


                                    MINERA CYPRUS AMAX CHILE LIMITADA


                                    By:  /s/  Philip C. Wolf
                                       Name:  Philip C. Wolf
                                       Title: Senior Vice President